UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): July 25, 2005

                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
                       (State or other jurisdiction of incorporation)

       000-20175                                       01-0469607
      (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


                1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)       (Zip Code)

                     (207) 942-5273
              Registrant's telephone number,
             including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))




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Item 8.01.  Other Events.

Effective July 25, 2005, William Clifford, Jr., general manager for each of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc. (ADCO South) and Nyer Internet Companies, Inc. (all of which are subsidiaries of Nyer Medical Group, Inc.), resigned his position from all such entities. At this time, it is not likely that a replacement will be hired specifically for Mr. Clifford's position, but that his duties will be performed by various existing employees of such entities.














































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Nyer Medical Group, Inc.


 Date: July 25, 2005                        By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer

































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